COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                                COHEN & STEERS
                              EQUITY INCOME FUND

                              ----------------
                              QUARTERLY REPORT
                               MARCH 31, 2000

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


April 17, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Equity Income Fund for the quarter ended March 31, 2000. The net asset values per share at that date were $8.97, $8.90, and $8.89 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $8.95. In addition, a distribution of $0.17 per share was declared for shareholders of record on March 22, 2000 and paid on March 23, 2000 to all four classes of shares.

INVESTMENT REVIEW

    For the three months ended March 31, 2000, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 1.2% for Class A shares. Class B and C shares both returned 1.0% for the quarter.
Class I shares returned 1.4%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index* return of 2.5%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any, which would reduce an investor's returns.

    Despite the near-chaotic behavior in nearly every corner of the financial markets so far this year, REITs remained steady and produced positive, albeit modest, returns which were competitive with the overall stock market. The Hotel and Regional Mall sectors, among the most depressed during 1999, rebounded to be among the best performers during the quarter as their fundamentals proved to be much better than expected. The Office sector also performed well as strong employment growth coupled with a restrained supply picture has continued to favor office building owners. Meanwhile, the Health Care sector once again produced negative returns as many of the beleaguered operators of these facilities continue to undergo financial restructuring.

               NAREIT EQUITY REIT INDEX 12 MONTH TOTAL RETURNS

                             [PERFORMANCE GRAPH]


                                          QUARTER ENDED
-----------------------------------------------------------------------------------------------------------------
1Q92                     1Q93                  1Q94                 1Q95                   1Q96
-----------------------------------------------------------------------------------------------------------------
11.3  13.3  16.3   14.6  38.5  31  34.1  19.7  1.7  6.6  -4.5  3.2  -0.4  3.6  10.7  15.3  18.1  16.5  18.5  35.3


                             QUARTER ENDED
--------------------------------------------------------------------------
1Q97                    1Q98                   1Q99                   1Q00
33.2  33.8  40.5  20.3  18.9  8  -13.5  -17.5  -21.1  -9  -6.5  -4.6  2.6

Source: NAREIT

    In our opinion, investment performance so far in 2000 appears to represent an important shift in investor sentiment and an improved supply/demand picture for REIT shares. In addition to the competitive returns in the latest quarter, and perhaps more importantly, REITs have produced positive 12-month returns for the first time since mid-1998. As shown in the chart it appears that on a cyclical basis, the REIT bear market may be coming to an end.

    Perhaps predictably, a number of influential Wall Street strategists have begun to recommend that their clients reduce their overall equity exposure and add REITs in their place. REITs are apparently again being viewed as both a safe haven for capital as well as a good source of current income. In a world where growth has been of foremost significance and current income has simply been unimportant to most investors, persistent efforts by the Federal Reserve to slow the economy by raising interest rates may have finally convinced market participants that the Fed will eventually prevail. Such a slowdown would probably favor income-oriented securities and, as a result, the U.S. Treasury market has staged a strong rally. This rally, no doubt, has been enhanced by the Treasury's program of repurchasing securities with funds generated by the budget surplus. Considering that interest rates are low while the economy is still showing strong growth, one can only imagine how low interest rates may ultimately fall to once the economy shows

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                                       1

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

some signs of weakness. With equity REITs in general currently yielding well over 8%, and with these dividends having exhibited impressive growth over the past several years, REIT investment characteristics are becoming more highly valued.

      CAPITAL RAISED BY REITS ($MILLIONS)
FIRST QUARTER OF:       DEBT    EQUITY    TOTAL
------------------------------------------------
    1998               $5,427   $9,009   $14,436
------------------------------------------------
    1999                4,047    1,600     5,647
------------------------------------------------
    2000                1,938      646     2,584
------------------------------------------------

Source: NAREIT

    On the supply side, it is also symptomatic of a bottoming of REIT share prices that capital raising has virtually ground to a halt. As shown in the table, REITs raised only $646 million in equity (more than half of which was preferred stock) in the first quarter, a 60% decline from a year ago, and a 93% decline from two years ago. Debt capital raised declined by a lesser, but still significant amount. Further, total equity issuance by REITs during the 12-month period ended March 31, at $5.8 billion, was the lowest 12-month total since the second quarter of 1993.

    In addition to the lack of demand for new capital, outflows from real estate mutual funds slowed to a trickle, and the supply of existing REIT shares continued to shrink as many companies have persistently repurchased stock in the open market. By quarter's end, 59 REITs had authorized buybacks totaling nearly $6 billion. As a consequence of all the above, the REIT industry appears to us to be at or close to a bottom.

INVESTMENT OUTLOOK

    For most of the past two years REITs were unable to raise capital because it was either not available, or too high priced. Today, however, it is our perception that the psychology of REIT management has begun to change. Resigned to the reality that the capital markets may not always be open to them, and because there are not a great deal of new investment opportunities, more and more companies are adopting self-financing business plans. This entails constant reevaluation of properties held in the portfolio and aggressively selling or repositioning those that do not meet their investment criteria. Proceeds from these sales are commonly used to fund higher return opportunities, repay debt or repurchase stock. Many other companies are finding privately financed joint ventures to be a preferable way to take advantage of opportunities. In short, many companies are learning to live well without constantly tapping the capital markets.

    To the extent that this thinking prevails, the supply side of the REIT share equation will continue to improve. The commonly held belief that at the first uptick in prices, REITs will flood the market with new stock issuance, has often helped to abort any meaningful recovery in their prices. A wide adoption of this new business model would be a clear departure from recent thinking. There are two other factors worthy of mention. First, the shares of nearly all REITs began the year at such unprecedented low valuations that even a strong price rally would still leave them undervalued. Second, because many companies have just recently implemented extensive repurchase programs of their own stock, it would be illogical for them to quickly reissue that equity unless they were confronted with some extraordinary investment opportunities. In these cases, however, it would be highly likely that any top tier company would be able to access capital privately in both a more efficient and low cost manner.

    Meanwhile, without the benefit of a great deal of new investments and little or no additional capital, the REIT industry has continued to enjoy healthy growth in earnings. Funds from operations (FFO) per share grew at an average of 10% in 1999 and are widely expected to grow by a further 9% in 2000. This growth potential is not confined to any single property type or geographic region -- it is an industry-wide phenomenon that is the result of the strong economy

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


and discipline with respect to new construction. We do, however, expect the Office, Industrial and Apartment sectors to enjoy the highest growth rates and have accordingly maintained a strong weighting in these property types. We are particularly optimistic about owners of office buildings in major cities due to the demand for space fueled by employment growth, the impediments to new construction and the long lead times required to bring on new supply. We are somewhat concerned about the retail environment and have consequently maintained an under-weighted position in the sector. Following the strongest sales growth in a decade, the prospect of slower economic growth and the continued pressure of the Internet on both retail sales and margins, we expect investor psychology to be less positive on this sector than on many others.

    Two trends that we expect to continue are the emergence of more technology initiatives by property owners, and a clarification of plans by many REITs to establish taxable subsidiaries that will be allowed to operate beginning in 2001. Property owners are increasingly able to deliver goods and services to tenants and, in addition, manage their properties more efficiently due to advances in technology and the Internet. These initiatives enable the property owners to potentially increase revenue and reduce costs. For example, it appears that some REITs are targeting taxable subsidiaries as a means of either 1) providing services to tenants, 2) holding properties on a shorter-term basis than what is allowed in the REIT itself, or 3) purchasing properties that are expected to produce a high return but may be outside of the mainstream of the company's existing portfolio. Importantly, these initiatives are not only potentially additive to earnings but are also enabling many companies to employ 'new economy' strategies using their 'old economy' asset bases.

    It is always difficult to reconcile the efficiency of the financial market with the emotional extremes to which it tends to move. Just as many have questioned the high valuations afforded technology stocks, we have questioned the low valuations of realty stocks in light of their strong fundamentals. We believe that recent market activity is bringing valuations of both groups more in line with true underlying fundamentals. If these trends continue, it is our hope that the Fund will be able to deliver rewarding returns on both an absolute and relative basis.

Sincerely,


          MARTIN COHEN                            ROBERT H. STEERS
          MARTIN COHEN                            ROBERT H. STEERS
          President                               Chairman




                              STEVEN R. BROWN
                              STEVEN R. BROWN
                             Portfolio Manager

--------------------------------------------------------------------------------
  Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2000 (UNAUDITED)

                                                                   NUMBER                     DIVIDEND
                                                                 OF SHARES       VALUE         YIELD*
                                                                 ----------   -----------   ------------
EQUITIES                                             90.88%
  COMMON STOCK                                       82.54%
    APARTMENT/RESIDENTIAL                            16.40%
        Apartment Investment & Management Co. -- Class
          A...............................................          43,300    $ 1,653,519       7.33%
        Camden Property Trust.............................          84,900      2,297,606       7.69
        Charles E. Smith Residential Realty...............          20,700        747,787       6.23
        Colonial Properties Trust.........................          27,000        641,250      10.11
        Gables Residential Trust..........................          67,100      1,509,750       9.42
        Home Properties of New York.......................          51,800      1,385,650       7.93
        Summit Properties.................................          87,800      1,679,175       9.15
        United Dominion Realty Trust......................         232,800      2,342,550      10.63
                                                                              -----------
                                                                               12,257,287
                                                                              -----------
    HEALTH CARE                                       9.08%
        Health Care Property Investors....................         114,900      2,922,769      11.32
        Healthcare Realty Trust...........................          97,400      1,631,450      13.13
        Nationwide Health Properties......................         169,700      1,771,244      17.63
        **Ventas..........................................         139,000        460,437         --
                                                                              -----------
                                                                                6,785,900
                                                                              -----------
    HOTEL                                             7.99%
        FelCor Lodging Trust..............................          98,300      1,738,681      12.44
        Host Marriott Corp................................         170,000      1,508,750       9.46
        MeriStar Hospitality Corp.........................         156,500      2,728,969      11.58
                                                                              -----------
                                                                                5,976,400
                                                                              -----------
    INDUSTRIAL                                        6.23%
        First Industrial Realty Trust.....................          85,300      2,324,425       9.10
        Pacific Gulf Properties...........................         118,900      2,333,413       8.97
                                                                              -----------
                                                                                4,657,838
                                                                              -----------
    OFFICE                                           23.80%
        Arden Realty Group................................         126,300      2,636,512       8.91
        Brandywine Realty Trust...........................         160,200      2,743,425       9.34
        CarrAmerica Realty Corp...........................         105,300      2,224,463       8.76
        Crescent Real Estate Equities Co..................         141,600      2,478,000      12.57
        Highwoods Properties..............................         107,800      2,290,750      10.45
        Mack-Cali Realty Corp.............................         130,500      3,327,750       9.10
        SL Green Realty Corp..............................          88,000      2,090,000       6.11
                                                                              -----------
                                                                               17,790,900
                                                                              -----------
    OFFICE/INDUSTRIAL                                 5.57%
        Liberty Property Trust............................         117,300      2,807,869       8.69
        Prime Group Realty Trust..........................          26,900        385,006       9.43
        Reckson Associates Realty Corp. -- Class B........          47,300        969,650      10.93
                                                                              -----------
                                                                                4,162,525
                                                                              -----------

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                                       4



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                                   NUMBER                     DIVIDEND
                                                                 OF SHARES       VALUE         YIELD*
                                                                 ----------   -----------   ------------
    SHOPPING CENTER                                  12.67%
      COMMUNITY CENTER                                3.32%
        Pan Pacific Retail Properties.....................          55,100    $ 1,015,906       9.11%
        Philips International Realty Corp.................          88,000      1,463,000       9.08
                                                                              -----------
                                                                                2,478,906
                                                                              -----------
      REGIONAL MALL                                   9.35%
        JP Realty.........................................          89,200      1,588,875      10.78
        Macerich Co.......................................         104,500      2,155,312       9.89
        Simon Property Group..............................          79,900      1,917,600       8.42
        Taubman Centers...................................         119,500      1,329,438       8.81
                                                                              -----------
                                                                                6,991,225
                                                                              -----------
        TOTAL SHOPPING CENTER.............................                      9,470,131
                                                                              -----------
    SPECIALTY                                         0.80%
        Entertainment Properties Trust....................          45,300        597,394      13.35
                                                                              -----------
            TOTAL COMMON STOCK (Identified
              cost -- $68,145,514)........................                     61,698,375
                                                                              -----------
  PREFERRED STOCK                                     8.34%
        Apartment Investment & Management Co., 9.00%,
          Series C........................................          52,000        932,750      12.54
        Apartment Investment & Management Co., 9.375%,
          Series G........................................          62,400      1,173,900      12.44
        Camden Property Trust, $2.25, Series A
          (Convertible)...................................          56,600      1,255,813      10.14
        Crown American Realty Trust, 11.00%, Series A.....           9,800        363,825      14.81
        Liberty Properties Trust, 8.80%, Series A.........          25,700        515,606      10.97
        Reckson Associates Realty Corp., 7.625%, Series A
          (Convertible)...................................          33,600        636,300      10.09
        SL Green Realty Corp., 8.00%, Series A
          (Convertible)...................................          53,100      1,354,050       7.84
                                                                              -----------
            TOTAL PREFERRED STOCK (Identified
              cost -- $7,652,838).........................                      6,232,244
                                                                              -----------
            TOTAL EQUITIES (Identified
              cost -- $75,798,352)........................                     67,930,619
                                                                              -----------

                                                                 PRINCIPAL
                                                                   AMOUNT
                                                                 ----------
CORPORATE BOND                                        1.70%
        #Macerich Co. 144A, Convertible, 7.25%, due
          12/15/02
          (Identified cost -- $1,266,971).................       $1,520,000     1,269,200
                                                                              -----------
                                                                 PRINCIPAL
                                                                   AMOUNT
                                                                 ----------
COMMERCIAL PAPER                                      9.25%
        Republic Industrial Funding, 6.15%, due
          4/3/00 (Indentified
          cost -- $6,918,635)....................                $6,921,000     6,918,635
                                                                              -----------
TOTAL INVESTMENTS (Identified
  cost -- $83,983,958)...........................   101.83%                    76,118,454
LIABILITIES IN EXCESS OF OTHER ASSETS............    (1.83)%                   (1,365,817)
                                                    ------                    -----------
NET ASSETS.......................................   100.00%                   $74,752,637
                                                    ------                    -----------
                                                    ------                    -----------

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                                       5



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

CLASS A
    Net Assets...............................................   $30,725,009
                                                                -----------
    Shares issued and outstanding ($0.001 par value common
     stock outstanding)......................................     3,426,156
                                                                -----------
    Net asset value and redemption value per share'D'........   $      8.97
                                                                -----------
                                                                -----------
    Maximum offering price per share ($8.97 [div] 0.955)'DD'.   $      9.39
                                                                -----------
                                                                -----------
CLASS B
    Net Assets...............................................   $15,535,177
                                                               -----------
    Shares issued and outstanding ($0.001 par value common
     stock outstanding)......................................     1,745,272
                                                                -----------
    Net asset value and offering price per share'D'..........   $      8.90
                                                                -----------
                                                                -----------
CLASS C
    Net Assets...............................................   $20,345,869
                                                                -----------
    Shares issued and outstanding ($0.001 par value common
     stock outstanding)......................................     2,288,595
                                                                -----------
    Net asset value and offering price per share'D'..........   $      8.89
                                                                -----------
                                                                -----------
CLASS I
    Net Assets...............................................   $ 8,146,582
                                                                -----------
    Shares of issued and outstanding ($0.001 par value
     common stock outstanding)...............................       910,450
                                                                -----------
    Net asset value, offering and redemption price per
     share'D'................................................   $      8.95
                                                                -----------
                                                                -----------

-------------------
   * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
  ** Non-income producing security.
   # Security is restricted and subject to rule 144A and trades infrequently.
     The Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.
 'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
'DD' On investments of $100,000 or more, the offering price is reduced.

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                                       6

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 2000 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                          NET ASSETS                                      PER SHARE
                                     ----------------------------------------------------   -------------------------------------
                                       CLASS A       CLASS B       CLASS C      CLASS I     CLASS A   CLASS B   CLASS C   CLASS I
                                     -----------   -----------   -----------   ----------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period: 12/31/99......  $25,954,600   $15,139,498   $19,649,851   $2,759,141   $ 9.03    $ 8.98    $ 8.97    $ 9.00
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------
   Net investment income...........  $   433,709   $   209,393   $   272,521   $   84,253   $ 0.13    $ 0.12    $ 0.13    $ 0.20
   Net realized and unrealized
    gain/(loss) on investments.....       (3,637)      (65,285)      (81,037)       6,920    (0.02)    (0.03)    (0.04)    (0.08)
   Distributions from net
    investment income..............     (567,111)     (291,301)     (367,136)     (60,659)   (0.17)    (0.17)    (0.17)    (0.17)
   Capital stock transactions:
      Sold.........................    7,064,929     1,286,621     3,277,313    5,493,400
      Distributions reinvested.....      183,757        17,349        38,718       17,592
      Redeemed.....................   (2,341,238)     (761,098)   (2,444,361)    (154,065)
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------
Net increase (decrease) in net
 asset value.......................    4,770,409       395,679       696,018    5,387,441    (0.06)    (0.08)    (0.08)    (0.05)
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------
End of period: 3/31/00.............  $30,725,009   $15,535,177   $20,345,869   $8,146,582   $ 8.97    $ 8.90    $ 8.89    $ 8.95
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------

-------------------
 'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                   (PERIODS ENDED MARCH 31, 1999) (UNAUDITED)

         ONE YEAR              SINCE INCEPTION (9/2/97)
---------------------------   ---------------------------
 INCLUDING      EXCLUDING      INCLUDING      EXCLUDING
SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
------------   ------------   ------------   ------------
  -3.75%       0.78%          -4.20%         -2.47%

Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A--CSEIX
               Class B--CSBIX
               Class C--CSCIX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance, of course, is no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       8


                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as................................ 'D'
The double dagger symbol shall be expressed as......................... 'DD'
The division sign should be expressed as............................... [div]